Exhibit No. 10.6

CORPORATE GUARANTY

Date: March 11, 2008

General Electric Capital Corporation

4225 Executive Square, Suite 800

La Jolla, CA 92037

To induce you, but not bind you, to enter into Schedule Nos. 002 and 003, each dated on or about March 11, 2008, to that certain Lease Agreement dated as of November 7, 2006 (the “2006 Lease”) between you and Semiconductor Components Industries, LLC, a Delaware limited liability company (“Customer”), which is a wholly owned subsidiary of the undersigned, (Schedule Nos. 002 and 003, together with the 2006 Lease only insofar as it relates to Schedule Nos. 002 and 003, and any other documents relating to Schedule Nos. 002 and 003 are hereinafter referred to collectively as the “Account Documents” and each an “Account Document”) the undersigned, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, does hereby guarantee to you, your successors and permitted assigns, the due regular and punctual payment of any sum or sums of money which the Customer may owe to you now or at any time hereafter pursuant to the Account Documents, whether it represents principal, interest, rent, late charges, indemnities, an original balance, an accelerated balance, liquidated damages, a balance reduced by partial payment, a deficiency after sale or other disposition of any leased equipment, collateral or security, or any other type of sum of any kind whatsoever that the Customer may owe to you now or at any time hereafter pursuant to the Account Documents, and does hereby further guarantee to you, your successors and permitted assigns, the due, regular and punctual performance of any other duty or obligation of any kind or character whatsoever that the Customer may owe to you now or at any time hereafter pursuant to the Account Documents (all such payment and performance obligations being collectively referred to as “Obligations”). For the avoidance of doubt, this Guaranty in no way relates to Customer’s obligations under that certain Schedule No. 001 dated as of November 7, 2006 to the 2006 Lease, and to the extent that Customer makes any payment under the 2006 Lease, such payment shall be presumed to be in respect of the Account Documents, absent evidence to the contrary. Undersigned does hereby further guarantee to pay upon demand all losses, costs, attorneys’ fees and expenses which may be suffered by you by reason of Customer's default under the Account Documents or default of the undersigned under this Guaranty. As used in this Guaranty, “you” shall mean General Electric Capital Corporation and all its subsidiaries.

Notwithstanding anything to the contrary contained herein, the maximum liability of the undersigned pursuant to this Guaranty shall be an amount equal to the sum of (i) the aggregate amount of Rent (as such term is defined in the Account Documents) that is past due and unpaid under the Account Documents as of the date you demand payment from the undersigned pursuant to this Guaranty, (ii) the aggregate Stipulated Loss Value (as such term is defined in the Account Documents) of all units of Equipment leased pursuant to the Account Documents calculated as of the date you demand payment from the undersigned pursuant to this Guaranty, plus (iii) all reasonable attorneys’ fees and expenses incurred by you by reason of the undersigned’s breach of its obligations under this Guaranty.

This Guaranty is a guaranty of prompt payment and performance (and not merely a guaranty of collection). Nothing herein shall require you to first seek or exhaust any remedy against the Customer, its successors and assigns, or any other person obligated with respect to the Obligations, or to first foreclose, exhaust or otherwise proceed against any leased equipment, collateral or security which may be given in connection with the Obligations. It is agreed that you may, upon any breach or default of the Customer, or at any time thereafter, make demand upon the undersigned and receive payment and performance of the Obligations, with or without notice or demand for payment or performance by the Customer, its successors or assigns, or any other person. Suit may be brought and maintained against the undersigned, at your election, without joinder of the Customer or any other person as parties thereto. To the extent that there is more than one signatory to this Guaranty, the obligations of each such signatory to the Guaranty, and each other guarantor (if any) of the Obligations, shall be joint and several.

The undersigned agrees that its obligations under this Guaranty shall be primary, absolute, continuing and unconditional, irrespective of and unaffected by any of the following actions or circumstances (regardless of any notice to or consent of the undersigned): (a) the genuineness, validity, regularity and enforceability of the Account Documents or any other document; (b) any extension, renewal, amendment, change, waiver or other modification of the Account Documents or any other document; (c) the absence of, or delay in, any action to enforce the Account Documents, this Guaranty or any other document; (d) your failure or delay in obtaining any other guaranty of the Obligations (including, without limitation, your failure to obtain the signature of any other guarantor hereunder); (e) the release of, extension of time for payment or performance by, or any other indulgence granted to the Customer or any other person with respect to the Obligations by operation of law or otherwise; (f) the existence, value, condition, loss, subordination or release (with or without substitution) of, or failure to have title to or perfect and maintain a security interest in, or the time, place and manner of any sale or other disposition of any leased equipment, collateral or security given in connection with the Obligations, or any other impairment (whether intentional or negligent, by operation of law or otherwise) of the rights of the undersigned; (g) the Customer’s voluntary or involuntary bankruptcy, assignment for the benefit of creditors, reorganization, or similar proceedings affecting the Customer or any of its assets; or (h) any other action or circumstances which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor. Notwithstanding the forgoing, the undersigned expressly reserves the right to assert as a defense Lessee’s payment or performance of the Obligations.

This Guaranty, the Account Documents and the Obligations may be assigned by you, without the consent of the Undersigned, provided such assignment is effected pursuant to the terms of the Account Documents. The Undersigned agrees that if it receives written notice of an assignment from you, the Undersigned will pay all amounts due hereunder to such assignee or as instructed by you. The Undersigned also agrees to confirm in writing receipt of the notice of assignment as may be reasonably requested by assignee. The Undersigned hereby waives and agrees not to assert against any such assignee any of the defenses set forth in the immediate preceding paragraph.

This Guaranty may be terminated upon delivery to you (at your address shown above) of a written termination notice from the undersigned. However, as to all Obligations (whether matured, unmatured, absolute, contingent or otherwise) incurred by the Customer prior to your receipt of such written termination notice (and regardless of any subsequent amendment, extension or other modification which may be made with respect to such Obligations), this Guaranty shall nevertheless continue and remain undischarged until all such Obligations are indefeasibly paid and performed in full.

The undersigned agrees that this Guaranty shall remain in full force and effect or be reinstated (as the case may be) if at any time payment or performance of any of the Obligations (or any part thereof) is rescinded, reduced or must otherwise be restored or returned by you, all as though such payment or performance had not been made. If, by reason of any bankruptcy, insolvency or similar laws effecting the rights of creditors, you shall be prohibited from exercising any of your rights or remedies against the Customer or any other person or against any property, then, as between you and the undersigned, such prohibition shall be of no force and effect, and you shall have the right to make demand upon, and receive payment from, the undersigned of all amounts and other sums that would be due to you upon a default with respect to the Obligations.

Notice of acceptance of this Guaranty and of any default by the Customer or any other person is hereby waived. Presentment, protest demand, and notice of protest, demand and dishonor of any of the Obligations, and the exercise of possessory, collection or other remedies for the Obligations, are hereby waived. The undersigned warrants that it has adequate means to obtain from the Customer on a continuing basis financial data and other information regarding the Customer and is not relying upon you to provide any such data or other information. Without limiting the foregoing, notice of adverse change in the Customer’s financial condition or of any other fact which might materially increase the risk of the undersigned is also waived. All settlements, compromises, accounts stated and agreed balances made in good faith between the Customer, its successors or assigns, and you shall be binding upon and shall not affect the liability of the undersigned.

Payment of all amounts now or hereafter owed to the undersigned by the Customer for any of the Obligations is hereby subordinated in right of payment to the indefeasible payment in full to you of all Obligations and is hereby assigned to you as a security therefor. The undersigned hereby irrevocably and unconditionally waives and relinquishes all statutory, contractual, common law, equitable and all other claims against the Customer for any of the Obligations, any collateral therefor, or any other assets of the Customer, for subrogation, reimbursement, exoneration, contribution, indemnification, setoff or other recourse in respect of sums paid or payable to you by the undersigned hereunder, and the undersigned hereby further irrevocably and unconditionally waives and relinquishes any and all other benefits which it might otherwise directly or indirectly receive or be entitled to receive by reason of any amounts paid by, or collected or due from, it, the Customer for any of the Obligations, or realized from any of their respective assets.

THE UNDERSIGNED HEREBY UNCONDITIONALLY WAIVES ITS RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF, DIRECTLY OR INDIRECTLY, THIS GUARANTY, THE OBLIGATIONS GUARANTEED HEREBY, ANY OF THE RELATED DOCUMENTS, ANY DEALINGS BETWEEN US RELATING TO THE SUBJECT MATTER HEREOF OR THEREOF, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED BETWEEN US. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT (INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS). THIS WAIVER IS IRREVOCABLE MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS

TO THIS GUARANTY, THE OBLIGATIONS GUARANTEED HEREBY, OR ANY RELATED DOCUMENTS. IN THE EVENT OF LITIGATION, THIS GUARANTY MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

As used in this Guaranty, the word “person” shall include any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, or any government or any political subdivision thereof.

This Guaranty is intended by the parties as a final expression of the guaranty of the undersigned and is also intended as a complete and exclusive statement of the terms thereof. No course of dealing, course of performance or trade usage, nor any paid evidence of any kind, shall be used to supplement or modify any of the terms hereof. Nor are there any conditions to the full effectiveness of this Guaranty. This Guaranty and each of its provisions may only be waived, modified, varied, released, terminated or surrendered, in whole or in part, by a duly authorized written instrument signed by you. No failure by you to exercise your rights hereunder shall give rise to any estoppel against you, or excuse the undersigned from performing hereunder. Your waiver of any right to demand performance hereunder shall not be a waiver of any subsequent or other right to demand performance hereunder.

This Guaranty shall be governed by, or construed in accordance with, the laws of the State of Connecticut. This Guaranty shall bind the undersigned’s successors and assigns and the benefits thereof shall extend to and include your successors and permitted assigns. Except to the extent provided under the 2006 Lease or made available on the Securities and Exchange Commission’s EDGAR website, (a) the undersigned will deliver to you its complete financial statements, certified by a recognized firm of certified public accountants, within ninety (90) days of the close of each fiscal year of the undersigned; (b) if you request, the undersigned will deliver to you copies of its quarterly financial reports certified by its chief financial officer, within ninety (90) days after the close of each fiscal quarter of the undersigned and copies of its most current tax returns; and (c) undersigned will deliver to you copies of all Forms 10-K and 10-Q, if any, within 30 days after the dates on which they are filed with the Securities and Exchange Commission. In addition, in the event of default hereunder, you may at any time inspect undersigned's records upon reasonable advance notice. The undersigned represents, warrants and covenants that all financial statements made available or delivered to you in connection with this Guaranty have been (and will be) prepared in accordance with generally accepted accounting principles, and since the date of the most recent financial statements or other financial information delivered to you, there has been no material adverse change in the undersigned’s financial condition.

It shall be an event of default under this Guaranty if the undersigned is not in compliance with the “Secured Leverage Ratio” covenant included in the undersigned’s Principal Credit Agreement (as such term and related terms are defined herein); provided that there shall be no default under this Guaranty to the extent that such noncompliance is waived or subject of a forbearance under the terms of the Principal Credit Agreement and you are paid a proportionate share of any fee or other compensation paid by or on behalf of the undersigned in connection with or consideration of such waiver or forbearance. For purposes of this provision, “Principal Credit Agreement” shall mean that certain Amended and Restated Credit Agreement dated as of March 6, 2007, between the undersigned, Customer, the Lenders party thereto, and JPMorgan Chase Bank, N.A., as Administrative Agent, as such agreement may be amended or modified from time to time or, if terminated, replaced by any subsequent principal credit agreement that the undersigned files as an exhibit to any current or periodic report filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934.

The undersigned hereby represents and warrants to you as of the date hereof that (i) the undersigned’s execution, delivery and performance hereof does not and will not violate any judgment, order or law applicable to the undersigned, or constitute a breach of or default under any indenture, mortgage, deed of trust, or other agreement entered into by the undersigned with the undersigned’s creditors or any other party; (ii) no approval, consent or withholding of objections is required from any governmental authority or any other entity with respect to the execution, delivery and performance by the undersigned of this Guaranty; (iii) this Guaranty constitutes a valid, legal and binding obligation of the undersigned, enforceable in accordance with its terms, subject to general principles of equity, regardless of whether enforcement is sought in a proceeding in equity or at law, and to bankruptcy, reorganization, insolvency, fraudulent conveyance, moratorium, receivership or other similar laws relating to or affecting creditors’ rights generally; (iv) there are no proceedings presently pending or threatened against the undersigned which will impair its ability to perform under this Guaranty; (v) since the date of the undersigned’s most recent financial statement, there has been no material adverse change in the financial condition of the undersigned; and (vi) the undersigned is and will remain in full compliance with all laws and regulations applicable to it including, without limitation, it neither is nor shall be (Y) listed on the Specially Designated Nationals and Blocked Person List maintained by the Office of Foreign Assets Control (“OFAC”), Department of the Treasury, and/or any other similar lists maintained by OFAC pursuant to any authorizing statute, Executive Order or regulation or (Z) a person designated under Section 1(b), (c) or (d) of Executive Order No. 13224 (September 23, 2001), any related enabling legislation or any other similar Executive Orders.

If any provisions of this Guaranty are in conflict with any applicable statute, rule or law, then such provisions shall be deemed null and void to the extent that they may conflict therewith, but without invalidating any other provisions hereof.

THE UNDERSIGNED IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS LOCATED IN THE STATE OF CONNECTICUT TO HEAR AND DETERMINE ANY SUIT, ACTION OR PROCEEDING AND TO SETTLE ANY DISPUTES, WHICH MAY ARISE OUT OF OR IN CONNECTION HEREWITH AND WITH THE ACCOUNT DOCUMENTS (COLLECTIVELY, THE “PROCEEDINGS”), AND THE UNDERSIGNED FURTHER IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO REMOVE ANY SUCH PROCEEDINGS FROM ANY SUCH COURT (EVEN IF REMOVAL IS SOUGHT TO ANOTHER OF THE ABOVE-NAMED COURTS). THE UNDERSIGNED IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MIGHT NOW OR HEREAFTER HAVE TO THE ABOVE-NAMED COURTS BEING NOMINATED AS THE EXCLUSIVE FORUM TO HEAR AND DETERMINE ANY SUCH PROCEEDINGS AND AGREES NOT TO CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF THE ABOVE-NAMED COURTS FOR ANY REASON WHATSOEVER, THAT IT OR ITS PROPERTY IS IMMUNE FROM LEGAL PROCESS FOR ANY REASON WHATSOEVER, THAT ANY SUCH COURT IS NOT A CONVENIENT OR APPROPRIATE FORUM IN EACH CASE WHETHER ON THE GROUNDS OF VENUE OR FORUM NON-CONVENIENS OR OTHERWISE. THE UNDERSIGNED ACKNOWLEDGES THAT BRINGING ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY COURT OTHER THAN THE COURTS SET FORTH ABOVE WILL CAUSE IRREPARABLE HARM TO YOU WHICH COULD NOT ADEQUATELY BE COMPENSATED BY MONETARY DAMAGES, AND, AS SUCH, THE UNDERSIGNED AGREES THAT, IN ADDITION TO ANY OF THE REMEDIES TO WHICH YOU MAY BE ENTITLED AT LAW OR IN EQUITY, YOU WILL BE ENTITLED TO AN INJUNCTION OR INJUNCTIONS (WITHOUT THE POSTING OF ANY BOND AND WITHOUT PROOF OF ACTUAL DAMAGES) TO ENJOIN THE PROSECUTION OF ANY SUCH PROCEEDINGS IN ANY OTHER COURT. Notwithstanding the foregoing, you and the undersigned shall have the right to apply to a court of competent jurisdiction in the United States of America or abroad for equitable relief as is necessary to preserve, protect and enforce its respective rights under this Guaranty and the Account Documents, including, but not limited to orders of attachment or injunction necessary to maintain the status quo pending litigation or to enforce judgments against the undersigned, the Customer or the collateral pledged to you pursuant to any Account Document or to gain possession of such collateral.

Each signatory on behalf of a corporate guarantor warrants that he had authority to sign on behalf of such corporation and by so signing, to bind said guarantor corporation hereunder.

IN WITNESS WHEREOF, this Guaranty is executed the day and year above written.

ON Semiconductor Corporation, A Delaware corporation

/s/ Keith D. Jackson
(Signature) Keith D. Jackson

Title: President and Chief Executive Officer
(Officer’s Title)

Federal Tax ID: 36-3840979

ATTEST:	/s/ Judith A. Boyle	Assistant Secretary of ON Semiconductor Corporation

Accepted as of this 11th day of March, 2008:

General Electric Capital Corporation

/s/ James C. Shelly
(Signature) James C. Shelly

Title: SVP & CRO
(Officer’s Title)

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